Exhibit 99.1

Press Release

Cazoo to Become Listed on NYSE through $7.0 Billion Business Combination with AJAX I

●	Cazoo, the UK’s leading online car retailer, announces $7.0bn business combination with AJAX I.

●	Cazoo is one of Europe’s fastest growing digital businesses, growing 300%+ year-over-year, with expected 2021 revenues approaching $1bn.

●	Europe’s used car market is $700bn opportunity with <2% online, ripe for digital transformation.

●	Cazoo has an unparalleled user experience with 80+ NPS and market-leading brand awareness.

●	Cazoo has a world class team, led by Founder & CEO Alex Chesterman OBE and the transaction will accelerate growth across Europe including subscription model, brand & vertical infrastructure.

●	Founded in 2018 by Alex Chesterman, who will continue to lead Cazoo, the business has grown to a team of 1,800+ across UK, Germany, France and Portugal. Dan Och will join Cazoo’s Board.

●	Transaction expected to provide $1,605m in gross proceeds including $805m cash in trust from AJAX I and an $800m PIPE led by the AJAX sponsors and D1 Capital Partners and joined by new and existing investors including Altimeter, funds & accounts managed by BlackRock, Counterpoint Global (Morgan Stanley) and Fidelity Management and Research Company LLC, Marcho Partners, Mubadala Capital, Pelham Capital, Senator Investment Group and Spruce House Partnership.

London and New York - March 29, 2021 - Cazoo Holdings Limited (“Cazoo” or “the Company”), the UK’s leading online car retailer with a fast-growing presence in Europe, which makes buying a car as simple and seamless as purchasing any other product online, and AJAX I (“AJAX”) (NYSE: AJAX), a publicly-traded special purpose acquisition company (“SPAC”), today announced the signing of a definitive business combination agreement.

AJAX is a $805m SPAC, founded by renowned US investor Dan Och in partnership with Glenn Fuhrman and a team of strategic advisors including the founders of Chipotle, Instagram, Square and 23andMe. Upon closing of the transaction, the combined company will be named Cazoo and will be listed on the New York Stock Exchange under the new ticker symbol “CZOO”.

Cazoo is pioneering the shift to online car buying in Europe and since being founded in 2018, has delivered over 20,000 cars to consumers across the UK who have embraced the selection, transparency and convenience of buying quality used cars entirely online. Following its recent acquisitions, Cazoo is also now Europe’s leading car subscription player with over 6,000 subscribers across the UK, Germany and France.

Cazoo has developed a market leading platform and brand with a fully integrated model where it owns and reconditions all its cars before offering them for sale on its website for either delivery or collection in as little as 72 hours. Already the leading online car retailer in the UK, Cazoo has begun its international expansion as it seeks to digitally disrupt the $700bn European used car market which remains overwhelmingly offline.

As one of Europe’s fastest-growing businesses, Cazoo expects to achieve revenues approaching $1bn in 2021, a growth rate of more than 300% in its second full year of operations and has already built a team of over 1,800 across the UK, Germany, France and Portugal. The company will continue to be led by its Founder & CEO, Alex Chesterman OBE, along with its world class management team. AJAX’s founder, Dan Och, will join the combined company’s Board of Directors.

This transaction will support Cazoo’s mission to continue to transform the car buying experience across Europe, with the proceeds funding the further build out of its brand and infrastructure. With its best-in-class and unique consumer proposition and fully integrated model, Cazoo is well positioned to take advantage of the shift to online car buying and disrupt the huge and highly fragmented European car buying market.

Alex Chesterman OBE, Founder & CEO of Cazoo, commented, “This announcement is another major milestone in our continued drive to transform the way people buy cars across Europe. We have created the most comprehensive and fully integrated offering in the largest retail sector which currently has very low digital penetration. This deal will provide us with almost $1 billion of further funds to fuel our growth and I am delighted to be partnering with Dan and his team at AJAX to rapidly expand and deliver the best car buying experience to consumers across Europe.”

Dan Och, Founder of AJAX said, “We are incredibly excited to have the opportunity to partner with Alex and the exceptional team at Cazoo. Alex has proven to be one of Europe’s most successful serial entrepreneurs and we are proud to be supporting the growth of this world-class team, brand and platform. With their constant focus on innovation, data and customer satisfaction, I have no doubt that Cazoo is going to continue to lead the way in this massive, untapped market opportunity and am looking forward to joining the Board of Cazoo and working with Alex and his team.”

Daniel Sundheim, Founder & CIO of D1 Capital Partners said, "As a long-term investor in Cazoo and believer in its leadership team, we are pleased to continue supporting Cazoo's growth as a public company. While Cazoo had many options for funding its strategy, its decision to merge with AJAX and join with Dan Och and other renowned partners was a good one that will have positive implications for the company and its future."

Cazoo Investment Highlights

●	Significant $700bn TAM opportunity: UK & European highly fragmented used car markets are ripe for digital disruption with no dealer group having more than 5% market share

●	Hypergrowth: over 20,000 cars already delivered in UK with annual run-rate revenues exceeding $600m in the first quarter of 2021. Cazoo expects revenues approaching $1 billion in 2021, growing 300%+ YoY with positive and scaling unit economics and multi-year high growth rate ahead

●	Efficient model with clear growth drivers: increasing online buying adoption, multiple ancillary revenue opportunities, subscription service, new cars and market share gains in UK and Europe

●	Market-leading proposition and execution: fully integrated model with in-house reconditioning & logistics, leveraging proprietary data and technology to underpin growth and profitability

●	World-class team: unrivalled track record, led by Alex Chesterman OBE, one of Europe’s most successful serial founders and digital entrepreneurs

●	M&A expertise: significant experience and background in executing game-changing M&A deals and strategic partnerships

Transaction Overview

The transaction values the combined company at a pro forma enterprise value of approximately $7.0 billion and a pro forma equity value of approximately $8.1 billion. The transaction includes up to $805 million AJAX cash in trust, assuming no redemptions by AJAX shareholders, and an $800 million fully committed PIPE at $10.00 per share led by the AJAX sponsors and D1 Capital Partners and joined by new and existing investors including Altimeter, funds & accounts managed by BlackRock, Counterpoint Global (Morgan Stanley) and Fidelity Management and Research Company LLC, Marcho Partners, Mubadala Capital, Pelham Capital, Senator Investment Group and Spruce House Partnership. The AJAX sponsor team, led by Dan Och, and including Glenn Fuhrman, Steve Ells, Jim McKelvey, Kevin Systrom and Anne Wojcicki have personally committed $200 million to the PIPE.

Assuming no redemptions and after accounting for cash proceeds payable to the existing Cazoo shareholders, the transaction will deliver approximately $1.0 billion in gross cash proceeds to the combined company, enabling Cazoo to further build out its brand and infrastructure and supporting Cazoo’s mission to continue to transform the car buying experience across Europe. Assuming no redemptions by AJAX shareholders, Cazoo’s existing shareholders will hold approximately 79% of the shares of the combined company on closing.

The Boards of Directors of Cazoo and AJAX have unanimously approved this transaction. The transaction requires the approval of the shareholders of AJAX and Cazoo, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the third quarter of 2021.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by AJAX with the Securities and Exchange Commission (“SEC”) and will be available on the Cazoo website at www.cazoo.co.uk/investors and at the SEC’s website at www.sec.gov.

Advisors

Credit Suisse International and Goldman Sachs International are acting as lead financial advisors to Cazoo. Numis is also acting as financial advisor to Cazoo. Freshfields Bruckhaus Deringer is acting as legal counsel to Cazoo.

J.P. Morgan Securities LLC is acting as financial advisor to AJAX I. PJT is also a financial advisor to AJAX I. Citigroup is acting as capital markets advisor to AJAX I. Goldman Sachs International is acting as lead placement agent on the PIPE. Citigroup and J.P. Morgan Securities LLC are also acting as placement agents on the PIPE. Kirkland & Ellis LLP is acting as legal counsel to AJAX I.

Investor Conference Call Information

AJAX and Cazoo will host a joint investor conference call to discuss the proposed transaction on March 29, 2021 at 02.00 ET/07.00 UK. Interested parties may listen to the prepared remarks call via telephone by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 or listen to the webcast here:

http://public.viavid.com/index.php?id=144120

About Cazoo - www.cazoo.co.uk

Cazoo’s mission is to transform the car buying experience for consumers across Europe by providing better selection, quality, transparency, convenience and peace of mind. Cazoo aims to make buying a car no different to any other product online today, where consumers can simply and seamlessly purchase, finance or subscribe to a car entirely online for either delivery or collection in as little as 72 hours. Cazoo was founded in 2018 by serial entrepreneur Alex Chesterman OBE, has a highly experienced management team and is backed by some of the leading global technology investors.

About AJAX – www.ajaxcap.com

AJAX is a blank check company whose purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. AJAX was founded by renowned US investor Dan Och in partnership with Glenn Fuhrman and strategic advisors including Steve Ells (founder, Chipotle), Jim McKelvey (co-founder, Square), Kevin Systrom (co-founder, Instagram) and Anne Wojcicki (co-founder, 23andMe).

Additional information and Where to Find It

This communication relates to a proposed business combination among Cazoo Holdings Limited (“Cazoo”), AJAX I (“AJAX”) and Capri Listco (“Newco”). In connection with the proposed business combination Newco intends to file a registration statement on Form F-4 that will include a proxy statement of AJAX in connection with AJAX’s solicitation of proxies for the vote by AJAX’s shareholders with respect to the proposed business combination and a prospectus of Newco. The proxy statement/prospectus will be sent to all AJAX shareholders and Newco and AJAX will also file other documents regarding the proposed business combination with the SEC. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.  Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AJAX and Newco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AJAX may be obtained free of charge from AJAX’s website at https://ajaxcap.com or by written request to AJAX at 667 Madison Avenue, New York, NY 10065 and documents filed by Cazoo may be obtained free of charge from Cazoo’s website at https://www.cazoo.co.uk or by written request to Cazoo at 41-43 Chalton St, Somers Town, London NW1 1JD, United Kingdom.

Participants in Solicitation

AJAX, Newco and Cazoo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from AJAX’s shareholders with respect to the proposed business combination. You can find information about AJAX’s directors and executive officers and their ownership of AJAX’s securities in AJAX’s final prospectus relating to its initial public offering, dated October 27, 2020, which was filed with the SEC on October 28, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from AJAX’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed business combination when it becomes available.  Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Cazoo and the markets in which it operates, and Cazoo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against AJAX, Cazoo, Newco or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of AJAX, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of AJAX or Cazoo as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (10) the possibility that AJAX, Cazoo or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on Cazoo’s business and/or the ability of the parties to complete the proposed business combination; (12) Cazoo’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AJAX’s final prospectus relating to its initial public offering dated October 27, 2020. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AJAX’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by AJAX from time to time with the SEC and the registration statement on Form F-4 and proxy statement/prospectus discussed above. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cazoo, AJAX and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Cazoo, AJAX or Newco gives any assurance that any of Cazoo, AJAX or Newco will achieve its expectations.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Any financial and capitalization information or projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of AJAX, Newco and Cazoo. While such information and projections are necessarily speculative, AJAX, Newco and Cazoo believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this communication should not be regarded as an indication that AJAX, Newco or Cazoo, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Contacts

Media:

Cazoo: Lawrence Hall, Group Communications Director, lawrence.hall@cazoo.co.uk

Brunswick: Chris Blundell / Simone Selzer +44 20 7404 5959 / cazoo@brunswickgroup.com

AJAX

Gagnier Communications, Dan Gagnier / Jeff Mathews +1 646-569-5897 / ajax@gagnierfc.com

Investor Relations:

ICR for Cazoo - cazoo@icrinc.com

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